Sales and Marketing Expenses	6 Months Ended
Jun. 30, 2024
Cost of Sales [Abstract]
Sales and marketing expenses
4.	Sales and marketing expenses

Sales and marketing expenses incurred for the three months ended June 30, 2024 increased by €1.6 million compared to the three months ended June 30, 2023. For the six months ended June 30, 2024 these expenses increased by €3.0 million compared to the six months ended June 30, 2023. This increase is primarily due to minimal sales and marketing activities incurred during the three and six months ended June 30, 2023 due to the GOHIBIC EUA approval in 2023. Sales and marketing expenses were incurred for all of the three and six months ended June 30, 2024.